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EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated July
8, 1998 which appears in the Annual Report on Form 10-K of Ault Incorporated and Subsidiary for the year ended May 31, 1998. We also consent to the reference to our Firm under the caption "Experts" in the aforementioned Registration
Statement.


                                   MCGLADREY & PULLEN, LLP
Minneapolis, Minnesota
December 11, 1998                       /s/ McGladrey &
Pullen, LLP